SUPPLEMENT DATED NOVEMBER 12, 2024

TO THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 31, 2024

OF

MORNINGSTAR FUNDS TRUST

(THE “TRUST”)

Morningstar Total Return Bond Fund

(the “Fund”)

This supplement provides additional information to the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information, each dated August 31, 2024, and should be read in conjunction with such Summary Prospectus, Statutory Prospectus and Statement of Additional Information.

Removal of Western Asset Management Company, LLC as Subadviser to the Fund

I.

To reflect the removal of Western Asset Management Company, LLC as a subadviser to the Fund, all references to Western Asset Management Company, LLC in relation to the Fund are removed from the Summary Prospectus, Statutory Prospectus and Statement of Additional Information.

Please retain this supplement for future reference.